Interest expenses and similar charges	12 Months Ended
Dec. 31, 2018
Interest expenses and similar charges
Interest expenses and similar charges

34. Interest expenses and similar charges

Interest expenses and similar charges in the consolidated income statement include the interest accrued during the year on all financial liabilities with an implicit or explicit return, calculated by applying the effective interest method, irrespective of measurement at fair value, the adjustment to interest expense as a result of hedge accounting and the net interest cost attributable to pension funds.

The breakdown of the main items of interest expenses and similar charges accrued in 2016, 2017 and 2018 is as follows:

	2016	2017	2018

Deposits from credit institutions	6,145	7,564	7,420
Customer deposits	14,609	24,560	31,913
Marketable debt securities	2,625	3,696	4,244
Subordinated liabilities	1,473	1,600	1,610
Hedging derivatives	167	129	108
Other interest expenses	3,304	4,609	6,294
	28,323	42,158	51,589